Exhibit 8

Smith & Nephew plc

Subsidiary Undertakings

Company	Country of Incorporation
Alcos Distributors Limited	England
Compania Medica De Manufacturas De Latex S.A.	Spain
Exogen, Inc	USA
Federal Industries Sdn Berhad	Malaysia
ICEMBE Medical (pty) Ltd	South Africa
Medicare Development Limited	Hong Kong
MMT - Osteoz Pty Ltd	Australia
Oratec Interventions, Inc	USA
Orthopaedic Biosystems Ltd., Inc.	USA
OsteoBiologics, Inc	USA
Primavera Luxembourg International S.A.	Luxembourg
San Asia Limited	Hong Kong
Sanausco Superannuation No. 1 Fund Pty Limited	Australia
Smith & Nephew (Europe) B.V.	Holland
Smith & Nephew (Far East) Limited	Hong Kong
Smith & Nephew (Hong Kong) Ltd	Hong Kong
Smith & Nephew (Malaysia) Sdn Berhad	Malaysia
Smith & Nephew (Manchester) Limited	England
Smith & Nephew (Overseas) Limited	England
Smith & Nephew (pty) Limited	South Africa
Smith & Nephew A/S	Denmark
Smith & Nephew A/S	Norway
Smith & Nephew AB	Sweden
Smith & Nephew Acquisitions N.V.	Netherlands Antilles
Smith & Nephew AG	Switzerland
Smith & Nephew AH Limited	England
Smith & Nephew AHP Inc.	USA
Smith & Nephew Albion Limited	England
Smith & Nephew B.V.	Holland
Smith & Nephew Beta Limited	England
Smith & Nephew CC Limited	England
Smith & Nephew Chester Limited	England
Smith & Nephew Collagenase Limited	England
Smith & Nephew Consolidated, Inc	USA
Smith & Nephew Consumer Products Limited	England
Smith & Nephew Crystal (Holdings) Limited	England
Smith & Nephew Crystal Limited	England
Smith & Nephew Delta Limited	England
Smith & Nephew Deutschland (Holding) GmbH	Germany
Smith & Nephew Employees Trustees Limited	England
Smith & Nephew Endoscopy KK	Japan
Smith & Nephew Epsilon Limited	England
Smith & Nephew ESN Limited	England
Smith & Nephew Europe Limited	England
Smith & Nephew European Distribution Limited	England
Smith & Nephew Everett Limited	England
Smith & Nephew Extruded Films Limited	England
Smith & Nephew Farnham Limited	England
Smith & Nephew Finance	England
Smith & Nephew Finance Holdings Limited	Cayman Islands
Smith & Nephew Finance N.V.	Netherlands Antilles
Smith & Nephew Finance Oratec	England
Smith & Nephew Finance USD Limited	England
Smith & Nephew France SAS	France
Smith & Nephew FZE	United Arab Emirates
Smith & Nephew Gamma Limited	England

Company	Country of Incorporation
Smith & Nephew Gibbs Limited	England
Smith & Nephew GmbH	Germany
Smith & Nephew GmbH	Austria
Smith & Nephew Group Limited	England
Smith & Nephew Grover Limited	England
Smith & Nephew Healthcare Limited	England
Smith & Nephew Healthcare Private Limited	India
Smith & Nephew Healthcare Sdn Berhad	Malaysia
Smith & Nephew Holdings Inc.	USA
Smith & Nephew Inc.	Canada
Smith & Nephew Inc.	Puerto Rico
Smith & Nephew Inc.	USA
Smith & Nephew Insurance Company Limited	England
Smith & Nephew International B.V.	Holland
Smith & Nephew International S.A.	Luxembourg
Smith & Nephew Investment Holdings Limited	England
Smith & Nephew Kappa Limited	England
Smith & Nephew KK	Japan
Smith & Nephew Lda	Portugal
Smith & Nephew Lilia Limited	England
Smith & Nephew Limited	Ireland
Smith & Nephew Limited	Korea
Smith & Nephew Limited	Thailand
Smith & Nephew Limited	New Zealand
Smith & Nephew Limited	Hong Kong
Smith & Nephew Limited	China
Smith & Nephew Lindsay Maid Limited	Scotland
Smith & Nephew M Limited	England
Smith & Nephew Management B.V.	Holland
Smith & Nephew Medical (Shanghai) Limited	China
Smith & Nephew Medical Fabrics Limited	England
Smith & Nephew Medical Limited	England
Smith & Nephew Medinvestments Limited	England
Smith & Nephew Nominee Company Limited	England
Smith & Nephew Nominee Services Limited	England
Smith & Nephew Optics B.V.	Holland
Smith & Nephew Optics Limited	England
Smith & Nephew Ortho Limited	Jersey
Smith & Nephew Orthopaedics GmbH	Germany
Smith & Nephew Orthopaedics KK	Japan
Smith & Nephew Orthopaedics Limited	England
Smith & Nephew Oy	Finland
Smith & Nephew Pensions Nominees Limited	England
Smith & Nephew Pharmaceuticals (Proprietary) Limited	South Africa
Smith & Nephew Pharmaceuticals Limited	England
Smith & Nephew plc	England
Smith & Nephew Polyweave Limited	England
Smith & Nephew Pte Limited	Singapore
Smith & Nephew Pty Limited	Australia
Smith & Nephew Raisegrade Limited	England
Smith & Nephew Rareletter Limited	England
Smith & Nephew Research Limited	England
Smith & Nephew S Limited	England
Smith & Nephew S.A.	Spain
Smith & Nephew S.A. de C.V.	Mexico
Smith & Nephew S.A.-N.V	Belgium
Smith & Nephew S.A.S.	France
Smith & Nephew S.r.l.	Italy
Smith & Nephew sp. z.o.o.	Poland
Smith & Nephew Surgical Holdings Pty Limited	Australia
Smith & Nephew Surgical Limited	England

Company	Country of Incorporation
Smith & Nephew Surgical Limited	New Zealand
Smith & Nephew Surgical Pty Limited	Australia
Smith & Nephew TE I, LLC	USA
Smith & Nephew TE II, L.L.C	USA
Smith & Nephew Trading Group Limited	England
Smith & Nephew UK Limited	England
Smith & Nephew USD Limited	England
Smith & Nephew Wound Management (LaJOLLA)	USA
Smith & Nephew Wound Management KK	Japan
Sri Siam Medical Limited	Thailand
T. J. Smith & Nephew, Limited	England
T.P. Insurance Limited	Bermuda
The Albion Soap Company Limited	England
TP Limited	Scotland

All companies trade under the name of Smith & Nephew and deal with Medical Device products.